UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

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Securities Exchange Act of 1934

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FG NEW AMERICA ACQUISITION CORP.

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In connection with the previously announced business combination between Opportunity Financial, LLC (“OppFi”) and FG New America Acquisition Corp. (“FGNA” or the "Company"), OppFi issued a press release announcing that it has been named as a Crain’s Fast 50 Company. A copy of the press release and the associated social media posts made on June 15, 2021 are being filed herewith as soliciting material.

Press Release

www.oppfi.com

OppFi Named a Crain’s Fast 50 Company for the Third Consecutive Year

Nationally ranked fintech ranks 7th in the 50 fasting growing companies in Chicagoland by Crain’s Chicago Business

CHICAGO, June 15, 2021— Opportunity Financial, LLC ("OppFi"), a leading financial technology platform that powers banks to help everyday consumers gain access to credit, announced today it has been named the 7th fastest-growing Chicagoland company by Crain’s Chicago Business. This is the third consecutive time OppFi has been named a Crain’s Fast 50, ranking fourth in 2019 and eighth in 2020.

“Being named to this prestigious list for the third year is truly a great honor. As a Chicago-based fintech, this recognition holds extra meaning to us because it recognizes our dedication to building a great place to work both in Chicagoland and virtually,” said Jared Kaplan, chief executive officer, OppFi. “This is an exciting time to be a part of OppFi. We are building the digital financial services destination for the everyday consumer to deliver upon our mission of expanding credit access and financial inclusion for the millions who are locked out of traditional options.”

The company recently announced the national expansion of its SalaryTap product, a payroll-linked small dollar loan product, reaching 33 states with plans to further expand into 45 states in the fourth quarter of 2021. In April, OppFi announced the OppFi Card, a new mobile-first credit card designed to expand credit to millions of consumers who are locked out of mainstream financial products. OppFi plans to launch OppFi Card in the second half of 2021.

On February 9, 2021, OppFi and FG New America Acquisition Corp. (NYSE: FGNA), a special purpose acquisition corporation, entered into a definitive agreement for a business combination that would result in OppFi becoming a public company.

In addition, OppFi has also collected an impressive number of recent accolades including:

•	An Inc. 5000 ranking of fastest-growing companies for five consecutive years, including four times in the Inc. top 500

•	Forbes America 2021 list of America's Best Startup Employers

•	Financial Times List of the Americas' Fastest-Growing Companies

•	A Deloitte's Technology Fast 500™

•	Fintech Breakthrough Award for Best Lending Company

•	Built In's 2021 Best Places to Work in Chicago

The company holds a 4.8/5 star rating with more than 14,000 online customer reviews, making it one of the top customer-rated financial platforms online. OppFi also maintains an average Net Promoter Score of 85, which is higher than many financial services companies as well as top consumer brands.

The Crain’s Chicago Business Fast 50 list showcases the 50 fastest-growing companies in the Chicago area. The full Crain’s Chicago Business Fast 50 list, which has been published every year since 2007, is available online and in the most recent issue of Crain’s Magazine.

About OppFi

OppFi is a leading financial technology platform that powers banks to offer accessible products and a top-rated experience to everyday consumers. Through its unwavering commitment to customer service, OppFi helps consumers who are turned away by traditional providers build a better financial path. To date, OppFi has facilitated the issuance of more than 1.5 million loans. The company is an Inc. 5000 company for five straight years, a Deloitte's Technology Fast 500™, and the seventh fastest-growing Chicagoland company by Crain's Chicago Business. The company was also named on Forbes America 2021 list of America's Best Startup Employers and Built In's 2021 Best Places to Work in Chicago. OppFi maintains an A+ rating from the Better Business Bureau (BBB) and maintains a 4.8/5 star rating with more than 14,000 online customer reviews, making it one of the top customer-rated financial platforms online. For more information, please visit oppfi.com.

About FGNA

FG New America Acquisition Corp., (NYSE: FGNA), is a NYSE-listed blank check company formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. For more information, please visit www.fgnewamerica.com.

Contacts:
OppFi
Investor Relations: Investors@oppfi.com
Media Relations: media@oppfi.com

FGNA
Investor Relations: info@fgnewamerica.com
Media Relations: media@fgnewamerica.com

Forward-Looking Statements

This information includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. FGNA's and OppFi's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi's beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FGNA's and OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the "Agreement"); (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi's business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company's shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors; (12) whether OppFi will be successful in expanding SalaryTap, including whether there will be consumer or market acceptance of SalaryTap Card; (13) whether OppFi will be successful in launching OppFi Card; and (14) other risks and uncertainties indicated from time to time in FGNA's proxy statement relating to the proposed business combination, including those under "Risk Factors" therein, and in FGNA's other filings with the SEC. FGNA and OppFi caution that the foregoing list of factors is not exclusive. FGNA and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FGNA and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

Important Information and Where to Find It

In connection with the proposed business combination, FGNA filed a preliminary proxy statement and will file a definitive proxy statement with the SEC. FGNA's stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the proposed business combination, as these materials contain important information about OppFi, FGNA and the proposed business combination. When available, the definitive proxy statement and other relevant materials for the proposed business combination will be mailed to stockholders of FGNA as of a record date to be established for voting on the proposed business combination. Stockholders will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC's web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., Attention: Hassan Baqar, Chief Financial Officer, 105 S. Maple Street, Itasca, Illinois 60143.

Participants in the Solicitation

FGNA and its directors and executive officers may be deemed participants in the solicitation of proxies from FGNA's stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in FGNA was filed in the preliminary proxy statement for the proposed business combination and be available at www.sec.gov. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the proposed business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of FGNA in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the proposed business combination was included in the preliminary proxy statement for the proposed business combination. Additional information regarding the interests of such participants will be contained in the definitive proxy statement for the proposed business combination when available.

Non-Solicitation

This press release shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the proposed business combination. This press release shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

###

The following communication was shared by Jared Kaplan, CEO of OppFi, through his LinkedIn account on June 15, 2021:

LinkedIn: It’s an honor to be named 7th on the Crain’s Fast 50 and in the top 10 for the third year running. This achievement holds extra meaning to us as it honors the hard work of the entire OppFi team and recognizes our dedication to building a great place to work. It’s an exciting time to be a part of OppFi as we build the digital financial services destination for the everyday consumer.

https://www.businesswire.com/news/home/20210615005313/en/OppFi-Named-a-Crain%E2%80%99s-Fast-50-Company-for-the-Third-Consecutive-Year

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by Jared Kaplan, CEO of OppFi, through his Twitter account on June 15, 2021:

Twitter: We made @CrainsChicago's Fast 50 top 10 for the third year running! An exciting time to be a part of @Opp_Fi as we build the #fintech destination for the everyday consumer. $FGNA

https://oppl.co/35B9L01

Important Info re: OppFi/FGNA transaction: https://oppl.co/31nNfWi

The following communication was shared by OppFi through its LinkedIn account on June 15, 2021:

LinkedIn: We are proud to announce that we have been named the 7th fastest growing company on @CrainsChicago's Fast 50 list and in the top 10 for the third consecutive year. The list honors the fastest growing companies in the Chicagoland area. And we’re #hiring - check out our Careers page for openings!

https://www.businesswire.com/news/home/20210615005313/en/OppFi-Named-a-Crain%E2%80%99s-Fast-50-Company-for-the-Third-Consecutive-Year

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

The following communication was shared by OppFi through its Twitter account on June 15, 2021:

Twitter: We are proud to announce that OppFi has been named the 7th fastest-growing Chicagoland company by @CrainsChicago's Fast 50. $FGNA #CrainsFast50 #ChicagoBusiness #FintechChicago

https://oppl.co/35B9L01

Important Info re: OppFi/FGNA transaction: https://oppl.co/31nNfWi

The following communication was shared by employees of OppFi through their LinkedIn accounts on June 15, 2021:

LinkedIn: Proud to share that OppFi has been named on the Crain’s Fast 50 for the third consecutive year! This achievement is down to our fantastic team and our commitment to building an employee and customer focused culture. And we’re #hiring - check out our Careers page for openings on my team.

https://www.businesswire.com/news/home/20210615005313/en/OppFi-Named-a-Crain%E2%80%99s-Fast-50-Company-for-the-Third-Consecutive-Year

Important Information regarding the OppFi/FG New America transaction, participants in the solicitation and non-solicitation: https://oppl.co/31nNfWi

***

Important Information About the Business Combination and Where to Find It

In connection with the proposed business combination, the Company filed a preliminary proxy statement and will file a definitive proxy statement with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s stockholders and other interested persons are advised to read the preliminary proxy statement and the amendments thereto and, when available, the definitive proxy statement and documents incorporated by reference therein filed in connection with the business combination, as these materials contain important information about OppFi, the Company and the business combination. When available, the definitive proxy statement and other relevant materials for the business combination will be mailed to stockholders of the Company as of a record date to be established for voting on the business combination. Stockholders of the Company will also be able to obtain copies of the preliminary proxy statement, the definitive proxy statement and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov, or by directing a request to: FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s stockholders with respect to the business combination. A list of the names of those directors and executive officers and a description of their interests in the Company was filed in the preliminary proxy statement for the proposed business combination and is available free of charge at the SEC’s web site at www.sec.gov, or by directing a request to FG New America Acquisition Corp., 105 S. Maple Street, Itasca, Illinois 60143, Attention: Hasan Baqar. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

OppFi and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the business combination. A list of the names of such directors and executive officers and information regarding their interests in the business combination was included in the preliminary proxy statement for the proposed business combination. Additional information regarding the interests of such participants will be contained in the proxy statement for the business combination when available.

Forward-Looking Statements

This communication includes "forward-looking statements" within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995. FGNA's and OppFi's actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward-looking statements as predictions of future events. Words such as "expect," "estimate," "project," "budget," "forecast," "anticipate," "intend," "plan," "may," "will," "could," "should," "believes," "predicts," "potential," "continue," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, OppFi's beliefs regarding the impact of the proposed business combination on its business. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside FGNA's and OppFi's control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive business combination agreement (the "Agreement"); (2) the outcome of any legal proceedings that may be instituted against FGNA and OppFi following the announcement of the Agreement and the transactions contemplated therein; (3) the inability to complete the proposed business combination, including due to failure to obtain approval of the stockholders of FGNA, certain regulatory approvals or satisfy other conditions to closing in the Agreement, including with respect to the levels of FGNA stockholder redemptions; (4) the occurrence of any event, change or other circumstance that could give rise to the termination of the Agreement or could otherwise cause the transaction to fail to close; (5) the impact of COVID-19 on OppFi's business and/or the ability of the parties to complete the proposed business combination; (6) the inability to obtain or maintain the listing of the combined company's shares of common stock on the New York Stock Exchange following the proposed business combination; (7) the risk that the proposed business combination disrupts current plans and operations as a result of the announcement and consummation of the proposed business combination; (8) the ability to recognize the anticipated benefits of the proposed business combination, which may be affected by, among other things, competition, the ability of OppFi to grow and manage growth profitably and retain its key employees; (9) costs related to the proposed business combination; (10) changes in applicable laws or regulations; (11) the possibility that OppFi or FGNA may be adversely affected by other economic, business, and/or competitive factors; (12) whether OppFi will be successful in launching OppFi Card, including whether there will be consumer or market acceptance of OppFi Card; and (13) other risks and uncertainties indicated from time to time in FGNA’s proxy statement relating to the proposed business combination, including those under "Risk Factors" therein, and in FGNA's other filings with the SEC. FGNA and OppFi caution that the foregoing list of factors is not exclusive. FGNA and OppFi caution readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. FGNA and OppFi do not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the business combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of section 10 of the Securities Act of 1933, as amended, or an exemption therefrom.